                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002


                       Allegheny Technologies Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                            1-12001                       25-1792394
      --------------------------------          ----------------              ----------------------
      (State or other jurisdiction              (Commission                   (IRS Employer
       of incorporation)                        File Number)                  Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania         15222-5479

             ---------------------------------------------        ----------
              (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        The following exhibits are furnished as part of this report:

             Exhibit 99.1 Statement, dated August 13, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

             Exhibit 99.2 Statement, dated August 13, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

ITEM 9. REGULATION FD DISCLOSURE.

       On August 14, 2002, the principal executive officer and principal financial officer of the Company each submitted to the Securities and Exchange Commission a written statement regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934 pursuant to Securities and Exchange Commission Order No. 4-460. The Company is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements as Exhibits 99.1 and 99.2 hereto.
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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALLEGHENY TECHNOLOGIES INCORPORATED



                              By:  /s/ Jon D. Walton
                                   --------------------------------------
                                   Jon D. Walton
                                   Senior Vice President,
                                   Chief Legal and Administrative Officer

Dated:  August 14, 2002

                                  EXHIBIT INDEX

Exhibit 99.1 Statement, dated August 13, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

Exhibit 99.2 Statement, dated August 13, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.